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INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendments' No. 1 to Registration Statements Numbers 333-42205 and 333-56727 of Capsule Communications, Inc. (Formerly US Wats, Inc.) on Form S-8 of our report dated March 30, 2001 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the company's ability to continue as a going concern), appearing in the Annual Report on Form 10-K of Capsule Communications, Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania

April 12, 2001